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                            WFMBS MORTGAGE LOAN POOL

                       20-YEAR THROUGH 30-YEAR FIXED RATE

                              RELOCATION MORTGAGES

                              WFMBS SERIES 2002-14

                            POOL PROFILE (6/10/2002)

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                                            -----------------     -----------------
                                                  BID                TOLERANCE

                                            -----------------     -----------------
     AGGREGATE PRINCIPAL BALANCE                $300,000,000            (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                      1-Jul-02
     INTEREST RATE RANGE                       5.625% - 7.5%
     GROSS WAC                                         6.52%      (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                     25 bps
     MASTER SERVICING FEE                            1.7 bps
     WAM (in months)                                     358          (+/- 2 month)

     WALTV                                               77%          (maximum +3%)

     CALIFORNIA %                                        28%          (maximum +3%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                2%          (maximum +3%)

     AVERAGE LOAN BALANCE                           $435,000      (maximum $450,000)
     LARGEST INDIVIDUAL LOAN BALANCE                $999,118      (maximum $1,500,000)

     CASH-OUT REFINANCE %                                 0%         (maximum  +3%)

     PRIMARY RESIDENCE %                                100%          (minimum -3%)

     SINGLE-FAMILY DETACHED %                            93%          (minimum -3%)

     FULL DOCUMENTATION %                                30%          (minimum -4%)

     PREPAYMENT PENALTY %                                 0%          (maximum +3%)

     UNINSURED > 80% LTV %                               17%          (maximum +3%)

     TEMPORARY BUYDOWNS                                   0%         (maximum  +3%)




      THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
         MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
             SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
-------------------------------------------------------------------------------------

     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                             WFMBS MORTGAGE LOAN POOL

                        20-YEAR THROUGH 30-YEAR FIXED RATE

                               RELOCATION MORTGAGES

                               WFMBS SERIES 2002-14

                             POOL PROFILE (6/10/2002)

                               PRICING INFORMATION

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    RATING AGENCIES                       TBD by Wells Fargo

    PASS THRU RATE                                     6.00%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS               0.37%

    PRICING DATE                                   10-Jun-02

    FINAL STRUCTURE DUE DATE                       11-Jul-02        10:00 AM

    SETTLEMENT DATE                                30-Jul-02

    ASSUMED SUB LEVELS                                   AAA      2.700%
                                                          AA      1.350%
                                                           A      0.850%
                                                         BBB      0.550%
                                                          BB      0.350%
                                                           B      0.200%

                                          Note:  AAA Class will be rated by two
                                          rating agencies.  AA through B Classes
                                          will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
   1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
   1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
   2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
   3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.



* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-14. THE PRINCIPAL only CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



    WFMBS CONTACTS                       Brad Davis (301) 846-8009
                                         Mike Miller (301) 815-6397
                                         Gretchen Markley (301) 846-8356

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                                                    WFASC DENOMINATION POLICY

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                                                                             MINIMUM             PHYSICAL         BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                      DENOMINATION         CERTIFICATES      CERTIFICATES
                                                                             (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex          $25,000            Allowed            Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                            $100,000            Allowed            Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit
 protection to the Class A, Complex multi-component certificates             $100,000            Standard         Upon Request

Notional and Nominal Face IO                                                    (2)              Standard         Upon Request

Residual Certificates                                                           (3)              Required         Not Allowed

All other types of Class A Certificates                                         (5)                (5)                (5)

CLASS B (Investment Grade)                                                   $100,000            Allowed            Allowed

CLASS B (Non-Investment Grade)                                               $250,000            Required         Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.